UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

CAPITALSOUTH BANCORP

(Exact name of registrant as specified in its charter)
______________

Delaware	000-51660	63-1026645
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No)
2340 Woodcrest Place, Suite 200, Birmingham, Alabama 35209
(Address of Principal Executive Offices)

(205) 870-1939

(Registrant's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

On February 1, 2008, CapitalSouth Bancorp issued a press release announcing that it has increased its loan loss provision for the fourth quarter of 2007 due to credit quality concerns stemming from deteriorating economic conditions and increased weakness in the residential real estate sector, which has resulted in an increase in non-performing assets. In accordance with General Instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	99.1	Press Release issued by CapitalSouth Bancorp on February 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITALSOUTH BANCORP

Date:	February 1, 2008	By:	/s/ Carol Marsh
Carol Marsh
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)
99.1	Copy of press release issued by the Company on February 1, 2008.